UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2006

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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150
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(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                              14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2006, the Registrant and its subsidiaries, Gibraltar Industries (UK) Limited, a company registered in England and Wales (the “UK Subsidiary”) and Kronen Achthunderteinundneunzig GmbH, a company formed under the laws of Germany (the “German Subsidiary”), entered into an agreement (the “Agreement”) with Clifton House Acquisition Limited, a company registered in England and Wales (“Clifton”) and Expamet Internation Limited, a company registered in England and Wales (“Expamet Internation”).  This Agreement provides that the UK Subsidiary will acquire all the issued and authorized share capital of The Expanded Metal Company Limited, a company registered in England and Wales (“Expanded Metal”) and its subsidiaries, Expamet Polska SP. Z O.O., a company organized under the laws of Poland (“Expamet Poland”) and Expamet Fencing Limited, a company registered in England and Wales (“Expamet England”). In addition, the Agreement provides that the German Subsidiary will acquire all of the registered share capital of Sorst Streckmetall GmbH, a company organized under the laws of Germany (“Sorst” and together with Expanded Metal, Expamet Poland and Expamet England, the “Group”) from Expamet Internation Limited, an affiliate of Clifton. The total consideration payable in connection with the acquisition is £21,835,000.  This consideration will be adjusted to the extent that: (a) the working capital of the Group, as determined as of the closing date, is greater than £2,700,000 or less than £2,600,000; or (b) if the Net External Debt (as defined in the Agreement) is greater than or less than 0.

The closing of the transactions provided in the Agreement took place simultaneously with the execution of the Agreement.  The foregoing description of the Agreement is qualified in its entirety by reference to the terms, provisions and covenants of the Agreement, a copy of which has been filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

On October 30, 2006, the Registrant and its wholly owned subsidiary, Gibraltar Steel Corporation of New York, a New York corporation, as co-borrowers, entered into Amendment No. 1  (the “Amendment”) to their existing Amended and Restated Credit Agreement with KeyBank National Association and the lenders named therein (the “Credit Agreement”).

Amendment No. 1 to the Credit Agreement amends the definition of “Permitted Acquisition” by increasing the threshold for delivery of an officer’s certificate in connection with any such acquisition from $5,000,000 to $25,000,000.  In addition, Amendment No. 1 amends the definition of “Permitted Foreign Loans and Investments” by increasing the amount of Loans and Investments (each term has the meaning given to such term in the Credit Agreement) that Loan Parties (as defined in the Credit Agreement) are permitted to make in foreign subsidiaries from $25,000,000 to $100,000,000.  The foregoing description of the Amendment is qualified in its entirety by reference to the terms, provisions and covenants of such Amendment, a copy of which has been filed as Exhibit 10.2 to this report on Form 8-K and is incorporated herein by reference.

Robert E. Sadler, Jr., a director of the Registrant, is the Chairman of the Board of Manufacturers and Traders Trust Company, one of the lenders under the Credit Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 1, 2006, as the result of the consummation of a stock purchase: (a) all the issued and outstanding share capital of The Expanded Metal Company Limited, a company registered in England and Wales (“Expanded Metal”) and its subsidiaries was acquired by the Registrant’s subsidiary, Gibraltar Industries (UK) Limited, a company registered in England and Wales; and (b) all the issued and outstanding share capital of Sorst Streckmetall GmbH, a company organized under the laws of Germany (“Sorst”) was acquired by the Registrant’s subsidiary, Kronen Achthunderteinundneunzig GmbH, a company formed under the laws of Germany.

Prior to the stock purchase, the issued and outstanding share capital of Expanded Metal was owned by Clifton House Acquisition Limited, a company registered in England and Wales (“Clifton”) and the issued and outstanding share capital of Sorst was owned by Expamet Internation Limited, a company registered in England and Wales.  The total consideration in connection with the stock purchase was £21,835,000 and is subject to adjustment to the extent that: (a) the working capital of Expanded Metal, its subsidiaries and Sorst, as determined as of the closing date, is greater than £2,700,000 or less than £2,600,000; or (b) if the Net External Debt (as defined in the Agreement) is greater than or less than 0.

The foregoing description of the Agreement is qualified in its entirety by reference to the terms, provisions and covenants of the Agreement, a copy of which has been filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Except for the relationship created by the Agreement which contains the terms and conditions of the stock purchase, there is no material relationship between the holders of the outstanding equity interests in Expanded Metal and Sorst determined immediately prior to the stock purchase, and the Registrant, Gibraltar Industries (UK) Limited, Kronen Achthunderteinundneunzig GmbH, any of the Registrant's affiliates, any director or officer of the Registrant or any associate of any such director or officer.

ITEM 8.01.  Other Events

On November 1, 2006, the Registrant issued a press release announcing that it had completed the acquisition of the issued and outstanding share capital of The Expanded Metal Company and Sorst Streckmetall GmbH.  A copy of that press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(c)

Exhibits.

10.1

Agreement between Clifton House Acquisition Limited, Gibraltar Industries (UK) Limited, Kronen Achthunderteinundneunzig GmbH, Gibraltar Industries, Inc. and Expamet Internation Limited dated as of November 1, 2006

10.2

Amendment No. 1 to Amended and Restated Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and KeyBank National Association and the other lenders named therein, dated as of October 30, 2006

99.1

 Press Release issued November 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

November 2, 2006

GIBRALTAR INDUSTRIES, INC.

/s/ David W. Kay___________________

Name:

David W. Kay
Title:Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

10.1

Agreement between Clifton House Acquisition Limited, Gibraltar Industries (UK) Limited, Kronen Achthunderteinundneunzig GmbH, Gibraltar Industries, Inc. and Expamet Internation Limited dated as of November 1, 2006

10.2

Amendment No. 1 to Amended and Restated Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and KeyBank National Association and the other Lenders named therein, dated as of October 30, 2006

99.1

 Press Release issued November 1, 2006